UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 11, 2015

Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code     (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 11, 2015, Symantec Corporation (the “Company”) issued a press release announcing financial results for the first quarter ended July 3, 2015 as well as an increase of $1.5 billion to its share repurchase authorization. A copy of the press release is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On August 11, 2015, the Company announced that it entered into a definitive agreement to sell the assets of its information management business to The Carlyle Group and certain co-investors for cash consideration of approximately $8.0 billion and the assumption of certain liabilities.  The sale is expected to close by the end of the third quarter of the Company’s fiscal 2016, subject to regulatory approvals and certain closing conditions, including the operational separation, in all material respects, of the information management business.  A copy of the press release is furnished as Exhibit 99.02 to this Current Report and is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report, including Exhibits 99.01 and 99.02 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Items 2.02 and 7.01 and in the accompanying Exhibits 99.01 and 99.02 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains statements that refer to the Company’s plans to sell the assets of its information management business to The Carlyle Group and certain co-investors and other characterizations of future events or circumstances are forward-looking statements. These statements are only predictions, based on the Company’s current expectations about future events and may not prove to be accurate. The Company does not undertake any obligation to update these forward-looking statements to reflect events occurring or circumstances arising after the date of this Current Report. These forward-looking statements involve risks and uncertainties, and the Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements on the basis of several factors, including those that the Company discusses in Risk Factors, set forth in Part I, Item 1A, of the Company’s annual report on Form 10-K for the fiscal year ended April 3, 2015.

Item 8.01. Other Events

On August 11, 2015, the Company announced the authorization to increase the Company’s share repurchase program to $2.6 billion.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press release issued by Symantec Corporation entitled “Symantec Reports First Quarter Fiscal Year 2016 Results,” dated August 11, 2015
99.02	Press release issued by Symantec Corporation entitled “Symantec Announces Sale of Veritas to The Carlyle Group for $8 Billion in Cash,” dated August 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: August 11, 2015	By:	/s/ Thomas J. Seifert
Thomas J. Seifert
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press release issued by Symantec Corporation entitled “Symantec Reports First Quarter Fiscal Year 2016 Results,” dated August 11, 2015
99.02	Press release issued by Symantec Corporation entitled “Symantec Announces Sale of Veritas to The Carlyle Group for $8 Billion in Cash,” dated August 11, 2015